UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): August 13, 2026

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 224 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 13, 2026, Rennova Health, Inc. (which is controlled by the Company’s CEO) (the “Majority Stockholder”), a shareholder representing a majority of the voting control of the Company, approved certain actions by written consent (the “Written Consent”). August 13, 2026, the date the Written Consent was delivered to the Company, is the record date (the “Record Date”) for the determination of stockholders entitled to notice of the action approved by the Written Consent. As of the Record Date, the Majority Stockholder held approximately 99.12% of the Company’s voting rights directly or through proxy. The Board of Directors approved the below action by unanimous written consent on August 13, 2026. Pursuant to the Written Consent, the Majority Stockholder approved:

1.	An amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s issued and outstanding Class A Common Stock (the “Common Stock”) at any time before June 30, 2027, at a ratio ranging from one-for-fifty (1:50) to one-for-one thousand (1:1,000) (the “Reverse Split”), with each fractional share rounded up to the nearest whole share and with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of the Company’s stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split. The Board authorized the Reverse Split solely in connection with, and for the purpose of facilitating, an application to list the Common Stock on a senior national securities exchange, specifically The Nasdaq Stock Market LLC or NYSE American LLC (the “Uplisting”), and will not effect the Reverse Split for any other purpose. For additional information regarding the Reverse Split, stockholders are encouraged to review the Company’s recent filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

The Company has filed a preliminary Information Statement on Schedule 14C with the U.S. Securities and Exchange Commission with respect to the matter approved by the Majority Stockholder (the “PRE 14C”) on August 14, 2026 and, as soon as it may do so, will mail the definitive Information Statement on Schedule 14C to its stockholders of record as of the Record Date. The Reverse Split will then be effective no earlier than 20 days after the mailing. In connection with the Reverse Split, the Company is also required to provide notice to, and have its submission processed by, the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 6490. Further detail regarding the Reverse Split is found in the PRE 14C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: August 14, 2026	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

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